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                                                                    EXHIBIT 99.7

                                                                  EXECUTION COPY



                             SUPPLEMENTAL AGREEMENT

         This Supplemental Agreement (this "Agreement"), is dated and effective as of December 5, 2000 between GMAC Commercial Mortgage Corporation as seller (the "Seller") and Goldman Sachs Mortgage Company as purchaser (the "Purchaser").

         WHEREAS, the Seller sold certain mortgage loans to the Purchaser pursuant to a certain Mortgage Loan Purchase Agreement, dated as of September 28, 2000 (the "GSMC Purchase Agreement").

         WHEREAS, the Purchaser intends to sell the mortgage loans as shown on Exhibit A hereto (the "Mortgage Loans") to GMAC Commercial Mortgage Securities, Inc. as Depositor, (the "Depositor") pursuant to a certain Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Mortgage Loan Purchase Agreement") and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date (as defined below).

         WHEREAS, the Depositor intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters") pursuant to an Underwriting Agreement dated as of the date hereof (the "Underwriting Agreement"). The Depositor intends to sell the Class X, Class E, Class F and Class G Certificates to the Underwriters, the Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to Goldman, Sachs & Co. and the Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Depositor intends to sell the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp. (in such capacity, an "Initial Purchaser").

         WHEREAS, each of the Seller and the Purchaser, in connection with the transaction described above, desires to amend and supplement certain of the provisions of the GSMC Purchase Agreement as it relates to the Mortgage Loans in order to facilitate such transaction and

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in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to this Agreement.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Amendment of GSMC Purchase Agreement.

         The parties hereto agree that, with respect to the Mortgage Loans only, the GSMC Purchase Agreement is hereby amended to the extent that the provisions of such GSMC Purchase Agreement are inconsistent with this Agreement.

         SECTION 2. Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of December 14, 2000 (the "Closing Date") (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the


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provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

                  (ix) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or its successors or assigns or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Depositor, the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto or if this Agreement has been assigned by the Purchaser, to such assignee. The representations, warranties and covenants set forth in Section 2(a) shall, as between the Seller and the Purchaser, supplement, and as between the Seller and any successors or assigns of the Purchaser, replace and amend and restate in their entirety, the representations, warranties and covenants of the Seller made pursuant to Section 4.1(a) of the GSMC Purchase Agreement to the extent they relate to the Mortgage Loans.

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         SECTION 3. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of State of New York.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

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                  (viii) No consent, approval, authorization or order of,
registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than
(1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) The Purchaser hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Seller, and its successors and assigns, with respect to each Mortgage Loan each of the representations and warranties set forth below:

                  (i) Immediately prior to the transfer thereof to the Depositor, the Purchaser had whatever title to such Mortgage Loan as was conveyed to it by Seller, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a third party servicer to directly service such Mortgage Loan) created by the Purchaser. Such transfer validly assigns such title to such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest created by the Purchaser;

                  (ii) The Purchaser has full right and authority to sell, assign and transfer its interest in such Mortgage Loan;

                  (iii) The Purchaser has not done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage;

                  (iv) The Purchaser has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note;

                  (v) To the Purchaser's actual knowledge, without independent inquiry as to the provisions of the Mortgage Loans, there is no valid offset, defense or counterclaim to such Mortgage Loan arising out of the Purchaser's actions or holding of the Mortgage Loans; and

                  (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Purchaser in any material respect, except as specifically set forth in the related Mortgage File;

provided that, with respect to the representations and warranties in clauses
(iii), (iv), (v) and (vi) above, such representations and warranties cover only actions taken directly by the Purchaser and its Affiliates or taken by the Seller at the direction of the Purchaser.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

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         SECTION 4. Repurchases.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 2(a) and set forth in Exhibit B (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

         If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser or any successor or assign thereof, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

(b) Notwithstanding Section 4(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule B-1 to Exhibit B hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit B hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holders of Certificates (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan,


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in each case, within the applicable Permitted Cure Period. If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted
Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Breach; provided that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but it is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days, unless (i) the affected Mortgage Loan is in default and (ii) the applicable Breach constitutes a Material Document Defect (as defined in the Pooling and Servicing Agreement) other than a Material Document Defect resulting solely from a delay caused by the public recording or filing office where a document has been sent for recording or filing.

         (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 4, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

         (d) This Section 4 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 2(a) and set forth in Exhibit B, or in connection with the circumstances described in Section 4(b). If the Seller defaults on its obligations to repurchase or replace any Mortgage Loan in accordance with
Section 4(a) or 4(b) or disputes its obligation to repurchase or replace any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement. The remedies provided in this Section 4 shall replace and amend and restate in their entirety the provisions of Section 4.3 of the GSMC Purchase Agreement with respect to the Mortgage Loans.

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         (e) In the event that (i) any Mortgage Loan that is a
Cross-Collateralized Mortgage Loan (as defined in the Pooling and Servicing Agreement) is required to be repurchased pursuant to this Section 4 as a result of a Breach, Defect or other event, and (ii) the cross-collateralization provisions of the related Cross-Collateralized Mortgage Loans cannot be released to the extent required by Section 2.03 of the Pooling and Servicing Agreement to permit repurchase of the affected Mortgage Loan within the time period specified in this Agreement for such repurchase, the Seller shall repurchase the affected Mortgage Loan and all of the related Cross-Collateralized Mortgage Loans not so released.

         SECTION 5. Conveyance of Mortgage Files.

         (a) In connection with the Purchaser's assignment of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Purchaser hereby covenants with the Seller that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B to the Mortgage Loan Purchase Agreement) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Purchaser. In the event the Purchaser fails to so deliver each such Mortgage File to the Trustee, the Seller and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law.

         (b) For the benefit of the Purchaser and its successors and assigns, the Seller acknowledges and agrees that the Depositor intends to cause the Trustee to perform a limited review of the Mortgage Files relating to the Mortgage Loans to enable the Trustee to confirm to the Depositor on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B of the Mortgage Loan Purchase Agreement has been delivered to the Trustee with respect to each such Mortgage File. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B of the Mortgage Loan Purchase Agreement, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 5 shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Depositor or Trustee within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Depositor or Trustee with evidence of such recording or filing, as the case may be, or has certified to the Depositor or Trustee as to the occurrence of such recording or filing, as the


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case may be, and is, as certified to the Trustee no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

         (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B of the Mortgage Loan Purchase Agreement solely because such policy has not yet been issued, the delivery requirements of this Section 5 shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee, on or before the Closing Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Depositor or Trustee, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B of the Mortgage Loan Purchase Agreement covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

         (d) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B to the Mortgage Loan Agreement and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B to the Mortgage Loan Purchase Agreement and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Depositor or the Trustee for recording or filing, as appropriate, at the Seller's expense.

         SECTION 6. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

         SECTION 7. Costs.

         Costs relating to the transactions contemplated hereby and in the Mortgage Loan Purchase Agreement shall be borne by the Seller.

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         SECTION 8. Indemnification.

         (a) The Purchaser (the "Indemnifying Party") agrees to indemnify and hold harmless the Seller against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon the breach of any of the Purchaser's representations or warranties contained in Section 3(b) of this Agreement. This indemnity will be in addition to any liability which the Purchaser may otherwise have.

         (b) The indemnity agreement contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or (ii) any investigation made by any indemnified party.

         SECTION 9. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 10. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 11. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 12. Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 13. Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser and its assignee has the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

         SECTION 14. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                    GMAC COMMERCIAL MORTGAGE CORPORATION


                                    By: /s/
                                       -------------------------------------
                                    Name:  David Lazarus
                                    Title: Vice President


                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                    a New York Limited Partnership

                                    By: Goldman Sachs Real Estate Funding Corp.,
                                    its General Partner


                                    By: /s/
                                       -------------------------------------
                                    Name:  Robert Christie
                                    Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM - GOLDMAN SACHS REPURCHASE FACILITY

    LOAN NUMBER                     LOAN NAME                                                          ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
       28450        Governor's Square Apartments                               520 P Street, 1451 3rd Street
       28997        Hillside Village Shopping Center                           6441 E. Mockingbird Lane
       28270        Courtyard by Marriott                                      2700 Hoppe Trail
       28491        TownePlace Suites by Marriott                              66 Zephyr Road
       28350        Bay Shore Retail Center                                    3845 Bayshore Road
       28493        Courtyard by Marriott                                      80 Northeast Loop 410
       28499        Courtyard by Marriott (MI)                                 1592 Mall Drive
       28497        Fairfield Inn by Marriott (TX)                             88 Northeast Loop 410
       29297        Amtech Systems Corporation Facility                        8600 Jefferson Street, NE
       28233        Bainbridge Self-Storage                                    9300 Sportsman Club Road NE
       27963        University Avenue Office Building                          7373 University Avenue
       27965        Congress Avenue Office Park I                              1760 N. Congress Avenue
       28267        El Camino Real Courtyards                                  250 El Camino Real
       28261        Arcadia Business Center                                    735 W. Duarte Road
       27964        Beach Professional Plaza                                   12362 Beach Boulevard
    01-1027968      2911 Florence Avenue Retail                                2911 Florence Avenue
    01-1027711      Parkview Professional Building                             1800 Rockaway Avenue
    01-1026840      Kendall Apartment Portfolio
   01-1026840-A     39th Street Apartments                                     975, 1005, 1015 39th Street
   01-1026840-B     Sutton Place Apartments                                    1832 - 1836 Sutton Court
   01-1026840-C     Winston Drive Apartments                                   3370 - 3400 Winston Drive
   01-1026840-D     25th Street Apartments                                     3902 25th Street
   01-1026840-E     Kennedy Drive Apartments                                   2005 - 2007 Kennedy Drive
   01-1026840-F     Loganwood Apartments                                       2104 18th Avenue
    01-1026670      Island Mall                                                1425 McCulloch Boulevard
    01-1025159      Highland Park Apartments                                   6622 - 6766 North Fessenden Street
    01-1026870      Ashley Apartment Building                                  4954 West Pine Boulevard
    01-1028013      Carlton Heights Apartments                                 8206 Bunche Drive
    01-1027426      Colonial Apartments                                        165 Pearl Street
    01-1027758      171 - 181 Market Street Office                             171 - 181 Market Street
    01-1027009      Hudson Place Apartments                                    5605, 5610, 5611, 5612 Hudson Street; 1517-1519
                                                                                 Matilda St.
    01-1025837      Greenville Shopping Center                                 2715 Traders Road
    01-1026872      Palmetto Medical Park                                      22023 State Road 7
    01-1024063      100 East Main Office                                       100 East Main Street and 101 East Water Street
    01-1027024      Patriot Self Storage                                       1144 Sigman Road
    01-1027879      374 South 5th Street Apartments                            374 South 5th Street
    01-1028782      367 South 5th Street Multifamily                           367 South 5th Street
    01-1028014      Fairfield Apartments                                       100 South Bowser Road
     991091618      Valley Creek Office Property                               8301, 8401, & 8501 Golden Valley Road
     11029238       Athens Promenade                                           3640-3660 Atlanta Highway
     991091621      Courtyard by Marriott - Orange                             136 Marsh Hill Road
     991091630      Porter Square Galleria                                     One Porter Square
     991091620      Courtyard by Marriott - Westborough                        3 Technology Drive
     991091256      Windover of Melbourne Apartments                           2255 Friday Court #225
     991091662      Park Colony Apartments                                     9127 N. Potter Road
     991091255      Windover Health Club Apartments                            5496 Fitness Circle
     11029222       The Willows Apartments                                     49330 Carlos Road
     11029255       Fowler Plaza                                               2301 East Fowler Avenue
     991091257      Windover Golden Pointe                                     2555 Friday Court #225
     11029223       Best Buy Mankato                                           1895 Adam Street
     991091254      Windover of Fort Pierce Apartments                         2476 Atlantis Drive
     991091657      Eckerd Drug/Children's Hospital                            2604 - 2606 Route 130 North
     991091632      Louis Brandman and Sons                                    173 Main Street and 10 Catherine Street
     991091631      Lansdale & Five Points Apartments                          2713, 2719 Azalea Gardens Rd & 1209-1213 Norview Ave
     991091666      Parkwood Square Shopping Center                            3010 Highway 30 West
     991091644      Descanso Plaza Apartments                                  11102 East 16th Avenue
     991091628      Wexford Apartments                                         430 Elm Street
     991091627      South Lamar Retail                                         2300 South Lamar Boulevard
     991091645      210-230 West Nyack Road                                    210 - 230 West Nyack Road
     991091650      Metacom Apartments                                         400R Metacom Avenue
     991091634      Oak Apartments                                             8904-8914 Temple Terrace Highway
     991091649      Metacom Retail                                             390 Metacom Avenue
     11029241       La Comercia                                                5805 Lyons Avenue
     991091658      15-17 Massasoit Avenue                                     15-17 Massasoit Avenue

                                                                                 INTEREST
                                                                                   RATE     RATE       ORIGINAL       CUT-OFF DATE
    LOAN NUMBER                 CITY                    STATE        ZIP CODE      (%)      TYPE     BALANCE ($)      BALANCE ($)
------------------------------------------------------------------------------------------------------------------------------------
       28450        Sacramento                       California        95814     8.08000    Fixed        19,600,000       19,556,631
       28997        Dallas                              Texas          75214     8.18000    Fixed        12,050,000       12,029,212
       28270        Round Rock                          Texas          78681     8.50000    Fixed         6,100,000        6,083,592
       28491        Williston                          Vermont         05495     8.75000    Fixed         5,200,000        5,185,037
       28350        Lower Township                   New Jersey        08204     8.21500    Fixed         5,100,000        5,094,598
       28493        San Antonio                         Texas          78216     8.56250    Fixed         4,400,000        4,385,061
       28499        Benton Harbor                     Michigan         49022     8.31250    Fixed         3,800,000        3,786,431
       28497        San Antonio                         Texas          78216     8.56250    Fixed         3,700,000        3,687,438
       29297        Albuquerque                      New Mexico        87113     8.09000    Fixed         3,500,000        3,496,165
       28233        Bainbridge Island                Washington        98110     8.75000    Fixed         3,200,000        3,194,811
       27963        La Mesa                          California        92041     8.20000    Fixed         1,685,000        1,682,107
       27965        West Palm Beach                    Florida         33409     8.20000    Fixed         1,340,000        1,337,700
       28267        Tustin                           California        92780     8.37500    Fixed         1,100,000        1,098,192
       28261        Arcadia                          California        91007     8.66000    Fixed         1,000,000          998,471
       27964        Stanton                          California        90680     8.20000    Fixed           950,000          948,369
    01-1027968      Los Angeles                      California        90255     8.67000    Fixed         4,650,000        4,641,273
    01-1027711      Hewlett                           New York         11557     8.43000    Fixed         3,765,000        3,755,960
    01-1026840                                                                   8.69000    Fixed         3,450,000        3,443,562
   01-1026840-A     Bettendorf                          Iowa           52722
   01-1026840-B     Bettendorf                          Iowa           52722
   01-1026840-C     Bettendorf                          Iowa           52722
   01-1026840-D     Moline                            Illinois         61265
   01-1026840-E     East Moline                       Illinois         61244
   01-1026840-F     Moline                            Illinois         61265
    01-1026670      Lake Havasu City                   Arizona         92083     9.06000    Fixed         2,480,000        2,475,119
    01-1025159      Portland                           Oregon          97203     8.28000    Fixed         2,000,000        1,994,979
    01-1026870      St. Louis                         Missouri         63108     8.20000    Fixed         2,000,000        1,995,716
    01-1028013      Dallas                              Texas          75243     8.75000    Fixed         1,960,000        1,955,735
    01-1027426      Seymour                          Connecticut       06483     8.08000    Fixed         1,700,000        1,696,238
    01-1027758      Paterson                         New Jersey        07505     8.57000    Fixed         1,342,000        1,339,900
    01-1027009      Dallas                              Texas          75206     8.12000    Fixed         1,200,000        1,196,844
    01-1025837      Greenville                          Texas          75402     8.64000    Fixed         1,160,000        1,157,388
    01-1026872      Boca Raton                         Florida         33428     8.50000    Fixed         1,000,000          998,030
    01-1024063      Charlottesville                   Virginia         22902     9.00000    Fixed           977,000          972,478
    01-1027024      Conyers                            Georgia         30012     8.75000    Fixed           955,000          951,204
    01-1027879      Brooklyn                          New York         11211     8.22000    Fixed           940,000          938,394
    01-1028782      Brooklyn                          New York         11211     8.22000    Fixed           723,000          721,765
    01-1028014      Richardson                          Texas          75081     9.25000    Fixed           640,000          638,819
     991091618      Golden Valley                     Minnesota        55427     8.73000    Fixed        14,000,000       13,947,530
     11029238       Athens                             Georgia         30606     8.24000    Fixed        13,300,000       13,286,010
     991091621      Orange                           Connecticut       06477     8.93000    Fixed        12,190,000       12,123,647
     991091630      Cambridge                       Massachusetts      02140     8.43000    Fixed         8,885,000        8,833,493
     991091620      Westborough                     Massachusetts      01581     8.93000    Fixed         8,630,000        8,583,025
     991091256      West Melbourne                     Florida         32904     8.16000    Fixed         6,820,000        6,805,233
     991091662      Des Plaines                       Illinois         60016     8.20000    Fixed         6,500,000        6,483,295
     991091255      Orlando                            Florida         32839     8.16000    Fixed         5,725,000        5,712,604
     11029222       Chesterfield Township             Michigan         48045     8.32000    Fixed         5,480,000        5,470,868
     11029255       Tampa                              Florida         33612     8.56000    Fixed         4,808,000        4,803,377
     991091257      West Melbourne                     Florida         32904     8.16000    Fixed         4,805,000        4,794,596
     11029223       Mankato                           Minnesota        56001     8.45000    Fixed         3,000,000        2,995,161
     991091254      Ft. Pierce                         Florida         34981     8.16000    Fixed         2,950,000        2,943,612
     991091657      Cinnaminson                      New Jersey        08077     8.62000    Fixed         2,242,000        2,236,920
     991091632      Norwalk                          Connecticut       06851     8.90000    Fixed         1,900,000        1,881,300
     991091631      Norfolk                           Virginia         23513     8.01000    Fixed         1,730,000        1,718,602
     991091666      Huntsville                          Texas          77340     8.78000    Fixed         1,500,000        1,495,877
     991091644      Aurora                            Colorado         80010     8.37000    Fixed         1,219,000        1,210,266
     991091628      Pottstown                       Pennsylvania       19464     8.11000    Fixed         1,100,000        1,095,911
     991091627      Austin                              Texas          78704     8.54000    Fixed         1,000,000          995,843
     991091645      West Nyack                        New York         10960     9.63000    Fixed           920,000          904,541
     991091650      Bristol                         Rhode Island       02809     8.67000    Fixed           800,000          798,215
     991091634      Tampa                              Florida         33637     8.57000    Fixed           790,000          786,737
     991091649      Bristol                         Rhode Island       02809     8.67000    Fixed           735,000          732,028
     11029241       Houston                             Texas          77020     8.90000    Fixed           665,000          664,045
     991091658      Bristol                         Rhode Island       02809     9.14000    Fixed           368,000          367,295

                        REMAINING                         ANTICIPATED
                         TERM TO                           REPAYMENT      DAY PAYMT       MONTHLY      ARD     CREDIT LEASE
    LOAN NUMBER      MATURITY (MOS.)     MATURITY DATE        DATE           DUE          PAYMENT     LOAN         LOAN
------------------------------------------------------------------------------------------------------------------------------
       28450               116             08/05/10                                   5     144,912     No          No
       28997               117             09/05/10                                   5      89,935     No          No
       28270               117             09/01/25         09/01/10                  1      49,119    Yes          No
       28491               117             09/01/25         09/01/10                  1      42,764    Yes          No
       28350               118             10/05/10                                   5      38,189     No          No
       28493               116             08/01/25         08/01/10                  1      35,616    Yes          No
       28499               116             08/01/25         08/01/10                  1      30,120    Yes          No
       28497               116             08/01/25         08/01/10                  1      29,949    Yes          No
       29297               118             10/05/10                                   5      25,902     No          No
       28233               118             10/05/10                                   5      26,309     No          No
       27963               117             09/05/10                                   5      12,600     No          No
       27965               117             09/05/10                                   5      10,020     No          No
       28267               117             09/05/10                                   5       8,361     No          No
       28261               117             09/05/10                                   5       7,803     No          No
       27964               117             09/05/10                                   5       7,104     No          No
    01-1027968             116             08/01/10                                   1      36,316     No          No
    01-1027711             115             07/01/10                                   1      28,763     No          No
    01-1026840             116             08/01/10                                   1      26,993     No          No
   01-1026840-A
   01-1026840-B
   01-1026840-C
   01-1026840-D
   01-1026840-E
   01-1026840-F
    01-1026670             115             07/01/10                                   1      20,062     No          No
    01-1025159             115             07/01/10                                   1      15,068     No          No
    01-1026870             116             08/01/10                                   1      14,955     No          No
    01-1028013              55             07/01/05                                   1      15,419     No          No
    01-1027426             116             08/01/10                                   1      12,569     No          No
    01-1027758             117             09/01/10                                   1      10,385     No          No
    01-1027009             115             07/01/10                                   1       8,906     No          No
    01-1025837             115             07/01/10                                   1       9,035     No          No
    01-1026872             116             08/01/10                                   1       7,689     No          No
    01-1024063             110             02/01/10                                   1       7,861     No          No
    01-1027024             115             07/01/10                                   1       7,851     No          No
    01-1027879             117             09/01/10                                   1       7,042     No          No
    01-1028782             117             09/01/10                                   1       5,416     No          No
    01-1028014              55             07/01/05                                   1       5,265     No          No
     991091618             112             04/01/10         04/01/10                  1     109,938    Yes          No
     11029238              118             10/01/10         10/01/10                  1      99,825    Yes          No
     991091621             113             05/01/25         05/01/10                  1     101,714    Yes          No
     991091630             109             01/01/10                                   1      67,878     No          No
     991091620             113             05/01/25         05/01/10                  1      72,009    Yes          No
     991091256             116             08/01/10                                   1      50,806     No          No
     991091662             115             07/01/10                                   1      48,604     No          No
     991091255             116             08/01/10                                   1      42,648     No          No
     11029222              117             09/01/10                                   1      41,439     No          No
     11029255              118             10/01/10                                   1      37,174     No          No
     991091257             116             08/01/10                                   1      35,795     No          No
     11029223              117             09/01/10                                   1      22,961     No          No
     991091254             116             08/01/10                                   1      21,976     No          No
     991091657             115             07/01/10                                   1      17,430     No          No
     991091632             113             05/01/10         05/01/10                  1      16,973    Yes          No
     991091631             113             05/01/10                                   1      13,364     No          No
     991091666             114             06/01/10                                   1      11,833     No          No
     991091644             112             04/01/10                                   1       9,709     No          No
     991091628             116             08/01/10                                   1       8,570     No          No
     991091627             115             07/01/10                                   1       8,079     No          No
     991091645             173             05/01/15                                   1       9,679     No          No
     991091650             115             07/01/10                                   1       6,248     No          No
     991091634             115             07/01/10                                   1       6,399     No          No
     991091649             115             07/01/10                                   1       6,003     No          No
     11029241              117             09/01/10                                   1       5,303     No          No
     991091658             115             07/01/10                                   1       2,998     No          No

                                                                                  BROKER    ADDITIONAL
                                                                                   STRIP     SERVICING      SERVICING
    LOAN NUMBER                              DEFEASANCE                            LOANS     FEE LOAN     FEE RATE (%)
-------------------------------------------------------------------------------------------------------------------------
       28450                         Lock/27_Defeasance/91_0%/2                                              0.0768
       28997                         Lock/26_Defeasance/93_0%/1                                              0.1268
       28270                         Lock/48_Defeasance/70_0%/2                                              0.1268
       28491                         Lock/47_Defeasance/71_0%/2                                              0.1268
       28350                         Lock/25_Defeasance/91_0%/4                                              0.1268
       28493                         Lock/35_Defeasance/82_0%/3                                              0.1268
       28499                         Lock/35_Defeasance/82_0%/3                                              0.1268
       28497                         Lock/35_Defeasance/82_0%/3                                              0.1268
       29297                         Lock/25_Defeasance/93_0%/2                                              0.1268
       28233                         Lock/25_Defeasance/93_0%/2                                              0.1268
       27963                         Lock/26_Defeasance/92_0%/2                                              0.1268
       27965                         Lock/26_Defeasance/92_0%/2                                              0.1268
       28267                         Lock/26_Defeasance/92_0%/2                                              0.1268
       28261                         Lock/26_Defeasance/92_0%/2                                              0.1268
       27964                         Lock/26_Defeasance/92_0%/2                                              0.1268
    01-1027968                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1027711                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1026840                       Lock/28_Defeasance/88_0%/4                                              0.1268
   01-1026840-A
   01-1026840-B
   01-1026840-C
   01-1026840-D
   01-1026840-E
   01-1026840-F
    01-1026670                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1025159                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1026870                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1028013                       Lock/29_Defeasance/27_0%/4                                              0.1268
    01-1027426                       Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1027758                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1027009                       Lock/29_Defeasance/87_0%/4                                              0.1268
    01-1025837                       Lock/29_Defeasance/87_0%/4                                              0.2518
    01-1026872                       Lock/28_Defeasance/88_0%/4                                              0.2518
    01-1024063                       Lock/34_Defeasance/82_0%/4                                              0.2518
    01-1027024                       Lock/29_Defeasance/87_0%/4                                              0.2518
    01-1027879                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1028782                       Lock/27_Defeasance/89_0%/4                                              0.2518
    01-1028014                       Lock/29_Defeasance/27_0%/4                                              0.2518
     991091618                       Lock/32_Defeasance/84_0%/4                                              0.0868
     11029238                        Lock/26_Defeasance/90_0%/4                                              0.0868
     991091621                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091630                       Lock/35_Defeasance/81_0%/4                                              0.0868
     991091620                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091256                       Lock/27_Defeasance/90_0%/3                                              0.0868
     991091662                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091255                       Lock/27_Defeasance/90_0%/3                                              0.0868
     11029222                        Lock/27_Defeasance/89_0%/4                                              0.0868
     11029255                        Lock/26_Defeasance/90_0%/4                                              0.0868
     991091257                       Lock/27_Defeasance/90_0%/3                                              0.0868
     11029223                        Lock/27_Defeasance/89_0%/4                                              0.0868
     991091254                       Lock/27_Defeasance/90_0%/3                                              0.0868
     991091657                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091632                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091631                       Lock/31_Defeasance/85_0%/4                                              0.0868
     991091666                       Lock/30_Defeasance/86_0%/4                                              0.0868
     991091644                       Lock/32_Defeasance/84_0%/4                                              0.0868
     991091628                       Lock/28_Defeasance/88_0%/4                                              0.0868
     991091627               Lock/48_5%/12_4%/12_3%/12_2%/12_1%/20_0%/4                                      0.0868
     991091645                      Lock/31_Defeasance/145_0%/4                                              0.0868
     991091650                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091634                       Lock/29_Defeasance/87_0%/4                                              0.0868
     991091649                       Lock/29_Defeasance/87_0%/4                                              0.0868
     11029241                        Lock/27_Defeasance/89_0%/4                                              0.0868
     991091658                       Lock/29_Defeasance/87_0%/4                                              0.0868

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

                  (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

                  (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan to the Purchaser. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

                  (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

                  (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit B forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                  (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to

Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

                  (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

                  (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

                  (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

                  (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (xiii) Insurance. All improvements upon the related Mortgaged Property are insured under an "all risk" insurance policy against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, which policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property workers' compensation insurance (if applicable), comprehensive general liability insurance in amounts generally required by the Seller, and at least twelve months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy names the holder of the Mortgage as an additional insured or contains a mortgagee endorsement naming the holder of the Mortgage as loss payee and requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

                  (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. To the extent an environmental insurance policy has been obtained with respect to a Mortgage Loan, (i) the related environmental insurance policy is in full force and effect, (ii) on the effective date of such environmental insurance policy, the Seller, as originator, had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgage Property that was not disclosed to the policy issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the policy issuer or (c) an environmental assessment, engineering or other report provided to the policy issuer and (iii) the premiums on the environmental insurance policy have been paid in full or the related loan documents provide for payment of such premiums by the related Mortgagor or other responsible party as the same shall be payable.

                  (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

                  (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

                  (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

                  (xviii) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple interest in real property.

                  (xix) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest.

                  (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B of the Mortgage Loan Purchase Agreement between Goldman Sachs Mortgage Company, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser, dated December 5, 2000, constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

                  (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

                  (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

                  (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

                  (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

                  (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

                  (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

                  (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan (other than amounts paid by the tenant as specifically provided under the related lease).

                  (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

                  (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in
Section 3.01(a) of the Pooling and Servicing Agreement.

                  (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

                  (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treas. Reg. ss. 1.860G-2(a)(1)(ii)).

                  (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or
(B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

                  (xxxv) Reserved.

                  (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the

Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either (1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage, (2) such Mortgage Loan is also secured by the related fee interest or (3) the following apply to such Ground Lease:

                  (A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

                  (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
                           Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                  (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

                  (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

                  (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  (J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

         (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

         (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan, (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price, or (c) a defeasance is affected in accordance with the Mortgage Loan Documents, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

         (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

         (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

         (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

         (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

         (xliv) Single Purpose Entity. As of the date of the origination of the relevant Mortgage Loan, the related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

         (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral by the Mortgagor, either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or
(B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000),
(ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         (xlvi) Defeasance Costs. If the Mortgage Loan permits defeasance, then the mortgage loan documents related to such Mortgage Loan require (a) the borrower to pay all rating agency fees associated with defeasance and all other out-of-pocket expenses associated with defeasance such as accountant's fees and opinions of counsel, or (b) that the borrower provide a REMIC opinion, an opinion regarding the first priority perfected security interest in the defeasance collateral, rating agency letters certifying no rating qualification or downgrade on any securities, and accountant certification that all payments from the defeasance collateral are sufficient to make monthly principal and interest payments on such Mortgage Loan through maturity.

         (xlvii) Rating Agency Fees for Assumptions. In the case of each Mortgage Loan that entitles the Mortgagor to cause an assumption of such Mortgage Loan by a third party, the holder of each Mortgage Loan is entitled to require the payment by the related Mortgagor of any related rating agency fees if a Rating Agency Confirmation is required under the Pooling and Servicing Agreement in connection with such assumption.

         It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser, the Depositor and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Depositor, the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE B-1 TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


(XIII)   INSURANCE
         The following loans do not comply with all insurance requirements, as specified below:

Loan Number     Property                  Issue

991091254       Windover of Fort Pierce   Insured rents are $7,960 less than
                Apartments                actual 12 months of rent.
991091255       Windover Health Club      Insured rents are $23,860 less than
                Apartments                actual 12 months of rent.
991091256       Windover of Melbourne     Insured rents are $98,464 less than
                Apartments                actual 12 months of rent.
991091257       Windover Golden Pointe    Insured rents are $77,076 less than
                                          actual 12 months of rent.
991091644       Descanso Plaza            Insured rents are $37,724 less than
                Apartments                actual 12 months of rent.


(XLIV)   SINGLE PURPOSE ENTITY
         Borrowers on the following loan(s) are not single purpose entities.

Loan Number     Property                  Issue

24063           100 East Main             Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
26872           Palmetto Medical Park     Borrower is not an SPE, no
                                          provisions in the
                                          organizational or loan documents.
27711           Parkview Pavilion         Borrower is not an SPE, no
                                          provisions in the organizational or l
                                          loan documents.
27968           2911 Florence Retail      Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
27426           Colonial Apartments       Borrower is not an SPE, no
                                          provisions in the
                                          organizational or loan documents.
26870           Ashley Apartment Building Borrower is not an SPE, no
                                          provisions in the
                                          organizational or loan documents.

                                     B-1-1

27758           171-181 Market Street     Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
27829           374 South 5th Street      Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
28782           367 South 5th Street      Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
27024           Patriot Storage           Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
25159           Highland Park             Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
26670           Island Mall               Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
28013           Carlton Heights           Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
28014           Fairfield Apartments      Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
25837           Greenville SC             Borrower is not an SPE, no
                                          provisions in the organizational or
                                          loan documents.
27009           Hudson Place              Borrower is not an SPE, no
                Apartments                provisions in the organizational or
                                          loan documents.

                                     B-1-2